BERWYN FUND SEMI-ANNUAL REPORT



August 2, 1999       Net Asset Value Per Share:  $17.55


Dear Berwyn Fund Shareholder:

The Berwyn Fund (TBF) advanced 2.24 percent for the first six months of 1999. This modest gain masked a major turnaround in the Fund's performance between the first and second quarters. TBF fell 15.7 percent in value in the first quarter of 1999, but rose 21.3 percent in the second quarter. The sharp contrast between the Fund's first and second quarters results, in our opinion, marked the end of a bear market for the broad market, particularly small-cap stocks, which began in November, 1997. The turnaround in our performance versus the senior stock market indices is presented in Table 1.


                 1st Quarter   2nd Quarter   First Half
TBF               (15.68)%       21.26%       2.24%
DJIA               (7.03)        12.54       20.45
S&P 500             4.98          7.05       12.38
S&P 600            (9.00)        15.42        5.03

Table 1 - Total Returns

Also shown in Table 1 is the performance of the S&P 600, an index comprised of 600 small capitalization stocks. The strong performance of the S&P 600 in the second quarter underscores the change in investors' attitudes during this period.

There are several reasons to believe that the improved performance of TBF will be sustained on both an absolute and relative basis in future quarters. First, there has never been a greater disparity in valuations between the now popular large-cap universe and the small-cap and value sectors of the market.
While the popular indices such as the DJIA and S&P 500 are selling at historically high multiples of trailing 12 month earnings (25.0 and 34.6 times earnings, respectively), many of our stock holdings are selling below ten times trailing 12 month earnings.

The second reason to expect a leadership change to smaller stocks is the rebound in the global economy, particularly in Asia. A recent weakening of the dollar with respect to the Euro and Asian currencies has raised commodity prices in the agricultural, energy and other natural resources sectors, benefiting many smaller-cap stocks. In addition, a weaker dollar eases the world-wide competitive pressures on many domestic manufacturing companies.

Still another reason to expect superior performance from the small-cap value sector of the market is the very fact that this sector has experienced an especially difficult bear market which has left these stocks in "strong hands". Present shareholders of value stocks are long-term investors who understand the exceptional potential in this type of investment.

As we move forward in 1999, we believe that corporate share repurchases, takeover activity and a growing awareness of the risks associated with momentum investing will support the improving trend for the undervalued stocks in TBF. The accompanying Statement of Investments lists the industry sectors and individual securities held by your Fund at mid-year. The six major industry sectors represented in the Fund's holdings are: metals and mining, 10.5 percent; oil refining, 7.2 percent; oil and gas exploration, 7.0 percent; computer and peripherals, 6.4 percent; machinery manufacturing, 4.6 percent; and, electronic products, 5.3 percent. The Fund held 61 common stock and two convertible bond positions at mid-year, thus maintaining a diversified asset base.

For the first half of 1999, the portfolio's annualized turnover rate was a low 9.1 percent, which is below our historical rate of about 23 percent. The expense ratio remained at a modest 1.38 percent, up slightly from last year's level of 1.12 percent. Assets totaled $49.5 million as compared to $44.7 million at the end of the March quarter and $62.9 million at year's end.

As we continue to recover from the 1998/99 bear market, it is important to remember that long-term studies comparing the performance of value and growth investing conclude value investing to be the winner. When large-cap and small-cap value investing are compared, small-cap value emerges as the asset sector with the best performance. Consequently, we will continue to refine our value-oriented investment techniques, confident that hard work and logic will prevail in the months and years ahead.

Very truly yours,



Robert E. Killen
President


Note: Returns for the Berwyn Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of dividends and interest (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in TBF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999
(Unaudited)

Assets:
Investments in Securities, at Market Value      $50,059,230
   (Cost $45,328,613) (Note 2)
Receivables:
    Dividends                                        14,395
    Interest                                          3,074
    Investment Securities Sold                       11,412
		Total Assets                         50,088,111

Liabilities:
Payable to Custodian                                474,037
Accrued Expenses                                     21,947
Investment Advisory Fee Payable                      40,330
		Total Liabilities                       536,314


Net Assets:  (1)
Applicable to 2,856,859 Outstanding Shares of
    Common Stock, $1.00 Par Value
    (Authorized 20,000,000 Shares)              $49,551,797

Net Asset Value and Offering Price Per Share
    ($49,551,797 / 2,856,859 Outstanding Shares)$     17.34

Minimum Redemption Price Per Share (Note 1)     $     17.17


(1)	On June 30, 1999 Net Assets consisted of
     the following:
	Common Stock, Par Value $1.00               2,856,859
	Paid-in Capital                            38,371,200
	Accumulated Net Investment Loss              (128,582)
	Accumulated Net Realized Capital Gains      3,721,703
	Net Unrealized Appreciation of Investment
	     Securities                             4,730,617
                                                $49,551,797

The accompanying notes are an integral part of these financial statements.


BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 1999
(Unaudited)

Investment Income:
	Dividends                          $202,183
	Interest                             26,758

	Total Investment Income                        $   228,941

Expenses:
	Investment Advisory Fee (Note 3)    255,596
	Transfer Agent Fees                  23,837
	Custodian Fees                       19,087
	Professional Fees                    12,847
	Registration Fees                    14,368
	Directors' Fees                       1,600
	Printing Costs                       10,209
	Office Expenses                      11,476
	Insurance                             4,657
	Taxes (Other than Income Taxes)       3,846

		Total Expenses                              357,523

		Net Investment Loss                        (128,582)

Realized and Unrealized Gain on Investments:
	Net Realized Gain from Sales of Investment
		Securities                                3,612,311

	Net Change in Unrealized Depreciation on
		Investment Securities                    (3,270,774)

	Net Realized and Unrealized Gain on
		Investments                                 341,537

Net Increase in Net Assets Resulting from
		Operations                              $   212,955



The accompanying notes are an integral part of these financial statements.


BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)


                                                 Six Months    Six Months
                                                   Ended         Ended
                                                  06/30/99      06/30/98
Increase in Net Assets from Investment
		Activities:
	Net Investment Income (Loss)              $ (128,582)  $ (212,305)
	Net Realized Gain from Sales of
		Investment Securities                3,612,311    4,238,887
	Change in Net Unrealized
		Appreciation/Depreciation
		on Investment Securities            (3,270,774)  (2,078,636)

		Net Increase in Net Assets Resulting
		  from Operations                      212,955    1,947,946

Capital Share Transactions (1):
	Net Proceeds from Sales of Shares          1,994,782    8,048,217
	Cost of Shares Redeemed                  (15,530,472)  19,090,964)

		Net Increase in Net Assets from
		  Capital Share Transactions       (13,535,690) (11,042,747)

		Total Increase in Net Assets       (13,322,735)  (9,094,801)

Net Assets:
	Beginning of Period                       62,874,532  100,405,940

	End of Period (Including Undistributed Net
	  Investment Loss of ($134,135) and
	  ($213,055) at June 30, 1999 and 1998,
	  respectively)                          $49,551,797  $91,311,139

(1) Capital Shares Issued and Redeemed:
      Shares Sold                                  126,236      354,495
      Shares Redeemed                             (976,884)    (837,781)
                                                  (850,648)    (483,286)



The accompanying notes are an integral part of these financial statements.


BERWYN FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(Unaudited)


                            SIX MONTHS
                              ENDED                YEAR ENDED
                            6/30/99 12/31/98 12/31/97 12/31/96 12/31/95 12/30/94
Net Asset Value, Beginning
  of Year                   $16.96   $22.01   $19.69   $19.43   $17.55   $17.67
Income from Investment
  Operations:
    Net Investment Income
      (Loss)                (0.04)   (0.09)    0.00    (0.02)    0.00     0.02
    Net Realized and Unrealized
      Gains on Securities     .42    (4.11)    5.06     2.78     3.34     0.65

      Total from Investment
        Operations            .38    (4.20)    5.06     2.76     3.34     0.67

Less Distributions:
  Dividends from Net
    Investment Income        0.00     0.00     0.00     0.00    (0.01)   (0.01)
  Distributions from Net
    Realized Gains           0.00    (0.85)   (2.74)   (2.50)   (1.45)   (0.78)

      Total Distributions    0.00    (0.85)   (2.74)   (1.46)   (0.79)   (0.58)

Net Asset Value, End of
  Year                     $17.34   $16.96   $22.01   $19.69   $19.43   $17.55

      Total Return          2.24%  (18.90%)  26.05%   14.35%   19.18%    3.90%

Ratios/Supplemental Data:
Net Assets, End of
  Period (000)           $49,552  $62,862  $100,406  $94,056  $97,234  $63,522

Ratio of Expenses to
  Average Net Assets       1.38%*   1.20%   1.20%    1.21%     1.23%    1.33%

Ratio of Net Investment
Income (Loss) to
  Average Net Assets      (0.50%)* (0.45%) (0.02%)  (0.10%)    0.04%    0.11%

Portfolio Turnover Rate    9.12%*   19%     26%       32%       32%      24%

*Annualized
The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
JUNE 30, 1999
(Unaudited)

Number of
  Shares 	     COMMON STOCKS  -  100.2%		Value*

		AEROSPACE / DEFENSE - 1.9%
77,366	Ducommun Inc. +                           $   923,557

		AIRLINES - 0.2%
11,000	Midway Airlines +                             112,750

		ALCOHOLIC BEVERAGE - 2.1%
126,141	Todhunter International Corp. +             1,056,431

		AUTOMOTIVE AND TRUCK PARTS - 2.4%
249,334	National Standard Co. +                     1,215,503

		BANKING - 3.7%
51,320	BSB Bancorp Inc.                            1,366,395
9,000		First Essex Bancorp, Inc.                     142,312
34,500	Lawrence Savings Bank                         323,438
                                                        1,832,145
		CHEMICALS - 1.0%
13,000	Carbide/Graphite +                            185,250
17,000	IMC Global, Inc.                              299,625
                                                          484,875
		COMMERCIAL PRINTING - 3.8%
81,767	Courier Corp.                               1,860,199

		COMPUTER & PERIPHERALS - 6.4%
264,855	Data I/O Corp. +                              339,359
59,150	Inacom Corp. +                                746,769
191,000	Plaintree Systems +                            11,938
149,002	Printronix, Inc. +                          2,086,028
                                                        3,184,094
		DIVERSIFIED MANUFACTURING - 3.0%
83,404	Lindberg Corp.                                907,018
14,708	Robbins & Myers, Inc.                         328,172
33,500	Synalloy Corp.                                249,156
                                                        1,484,346
The accompanying notes are an integral part of these financial statements.


BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
  Shares 	      COMMON STOCKS (Continued)		Value*

		ELECTRONIC PRODUCTS - 5.3%
373,417	Scan-Optics                               $1,633,699
67,700	Trans-Lux Corp.                              558,525
121,275	Wells-Gardner Electronics                    424,463
                                                       2,616,687
		FOREST & PAPER PRODUCTS - 3.7%
39,100	Greif Brothers Corp.                         997,050
12,906	MAXXAM Inc.                                  832,437
                                                       1,829,487
		FURNITURE MANUFACTURING - 3.4%
80,698	Ladd Furniture +                           1,694,658

		HEALTH CARE - 0.1%
3,000		Rehabcare Group +                             55,313

		INDUSTRIAL EQUIPMENT - 1.1%
43,000	Airgas Inc.                                  526,750
133,500	Dura Products International                   28,035
                                                         554,785
		INSURANCE - 2.8%
6,000		Chicago Title Corp.                          214,125
67,063	First American Financial Corp.             1,198,751
                                                       1,412,876
		MACHINERY MANUFACTURING - 5.6%
39,750	Hardinge, Inc.                               695,625
68,744	Terex Corp. +                              2,092,396
                                                       2,788,021
		MANUFACTURED HOUSING - 4.8%
85,700	Drew Ind. +                                1,055,181
77,000	Kevco Inc. +                                 587,125
47,000	Patrick Industries                           737,312
                                                       2,379,618
		MARITIME INDUSTRY - 4.8%
130,311	Anangel-American Shipholders ADR             692,277
271,405	B & H Ocean Carriers                         644,587
51,087	BT Shipping Ltd. ADR+                         89,402
61,600	Stolt-Nielsen S.A. ADR                       939,400
                                                       2,365,666

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
 Shares  	          COMMON STOCKS (Continued)		Value*

		MEDICAL PRODUCTS & SERVICES - 2.2%
348,676	Quidel Corp.+                              $1,067,820

		METALS & MINING - 10.5%
500,139	Campbell Resources, Inc. +                    156,293
19,450	Cleveland Cliffs, Inc.                        629,694
3,000		Freeport McMoran  Class B                      53,813
49,200	Impala Platnium-UNSPON ADR                  1,237,680
149,600	Kaiser Aluminum +                           1,327,700
310,110	Nord Pacific Limited ADR+                     184,143
500,350	Westmoreland Coal Co. +**                   1,626,137
                                                        5,215,460
		OIL & GAS EXPLORATION & PRODUCTION - 7.0%
24,300	Berry Petroleum Co.                           338,681
96,600	Callon Petroleum +                            996,187
166,700	COHO Energy +                                  83,350
38,496	Louis Dreyfus Natural Gas Corp. +             830,070
213,864	Ranger Oil Ltd.                             1,055,954
12,000	World Fuel Services                           177,000
                                                        3,481,242
		OIL REFINING - 7.2%
335,744	Frontier Oil Corp.                          2,287,256
48,000	Giant Industries                              477,000
26,800	Sunoco, Inc.                                  809,025
                                                        3,573,281
		PRECISION INSTRUMENTS - 3.6%
123,170	Esterline Technology Corp. +                1,770,569

		RETAIL INDUSTRY - 1.8%
33,100	Blair Corporation                             891,631

		STEEL & STEEL PRODUCTS - 3.1%
45,802	AK Steel Holding Corp.                      1,030,545
76,828	Keystone Consolidated Inc. +                  508,986
                                                        1,539,531
		TELECOMMUNICATIONS - 3.3%
40,066	Commonwealth Telephone Enterprise +         1,617,665

The accompanying notes are an integral part of these financial statements.

BERWYN FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
  Shares 	               COMMON STOCKS (Continued)		Value*

		TEXTILES - 5.4%
97,540	Culp, Inc.                                1,024,170
193,649	Dixie Group, Inc. +                       1,639,975
                                                      2,664,145

TOTAL COMMON STOCKS (Cost $44,828,613)               49,672,355


   Face
  Amount	               CORPORATE BONDS  -  0.8%

$250,000	Campbell Resources  7.5%   CV  07/20/04     146,875
250,000	TransLux  7.5%  CV  12/01/06                240,000
                                                        386,875

TOTAL CORPORATE BONDS (Cost $500,000)                   386,875


TOTAL INVESTMENTS (Cost $45,328,613) - 101.0%        50,059,230


LIABILITIES IN EXCESS OF OTHER ASSETS - (1.0%)         (507,433)


NET ASSETS - 100%                                   $49,551,797





______________________________________
	*	See Note 2 to the Financial Statements
	** 	Considered to be an affiliate under the Investment Company
Act of 1940
	+	Non-Income Producing Security
	ADR	American Depositary Receipt
	CV	Convertible Security


The accompanying notes are an integral part of these financial statements.

BERWYN FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999




NOTE 1 - ORGANIZATION

On April 30, 1999, The Berwyn Fund, Inc. (the Fund) merged with The Berwyn Funds, a Delaware Business Trust. The Berwyn Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Fund is a portfolio series of The Berwyn Funds. The Fund's primary investment objective is long-tern capital appreciation. For redemptions of capital shares of the Fund held less than one year, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed.


NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management of the Fund to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

Distributions to Shareholders: The Fund distributes annually all of its net investment income and any net realized capital gains. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
	     TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of 1% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 354,060 shares of the Fund at June 30, 1999.

During the period ended June 30, 1999, the Fund paid $48,283 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.


NOTE 4 - SECURITY TRANSACTIONS

During the period, the Fund made purchases of $2,392,718 and sales of $15,380,823 of investment securities other than U.S.
Government securities and temporary cash investments.

Cost of securities owned at June 30, 1999 and the net realized gains or losses on securities sold for the period then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At June 30, 1999, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $4,730,617 of which $16,291,970 related to appreciated securities and $11,561,353 related to depreciated securities.